UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2006

FREIGHTCAR AMERICA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51237	25-1837219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two North Riverside Plaza, Suite 1250 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

(800) 458-2235

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Each individual director of FreightCar America, Inc. (the “Company”) has signed a letter agreement to tender his or her resignation from the Company’s Board of Directors in the event that: (i) a majority of the votes of the shares in an uncontested election are designated to be “withheld” from, or are voted “against,” the director’s election and the Board accepts the director’s resignation following such election; or (ii) the director experiences a change in principal employment status, other than retirement, and the Board accepts the director’s resignation following such change in status. A copy of the form of the letter of resignation is attached as Exhibit 10.1 hereto.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On December 16, 2006, the Company’s Board of Directors adopted an amendment to the Company’s 2005 Long Term Incentive Plan. The amendment: (i) eliminates the Compensation Committee’s ability to reprice options and stock appreciation rights awarded under the Plan without the approval of the Company’s stockholders; (ii) alters the section of the Plan that concerns adjustment of share awards upon the occurrence of certain corporate events; and (iii) adds a provision permitting cash-out of awards in connection with a change in control. The amendment to the Company’s 2005 Long Term Incentive Plan is attached as Exhibit 10.2 hereto.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 16, 2006, the Board of Directors of the Company approved an amendment and restatement (the “Amendment”) of the Amended and Restated By-laws of the Company. The Board took this action after receiving the recommendation of the Nominating and Corporate Governance Committee. The Amendment amends the Amended and Restated By-laws of the Company as follows:

(i)	Paragraph 7 of Article 2 (“Organization”) is amended to provide that, in the absence of the Chairman of the Board, the Board shall delegate to another director the responsibility of acting as chairman of the meeting.

(ii)	Paragraph 2(a) of Article 3 (“Number, Age Limit, Term of Office and Election”) is amended to provide that the Board does not have an age limit or mandatory retirement policy for directors.

(iii)	Paragraph 2(c) of Article 3 (“Number, Age Limit, Term of Office and Election”) is amended to provide that any nominee for director as to whom a majority of votes are designated to be “withheld” from, or are voted “against,” shall tender his or her resignation to the Board. The Nominating and Corporate Governance Committee shall evaluate whether the resignation is in the best interests of the Company and its stockholders and shall recommend to the Board whether to accept or reject the resignation. The Board shall act on this recommendation and publicly disclose its decision within 90 days from the date of the annual meeting of stockholders. Any director who tenders his or her resignation shall not participate in the Nominating and Corporate Governance Committee’s recommendation or the Board’s action regarding whether to accept or reject the recommendation.

(iv)	Paragraph 3 of Article 3 (“Removal and Resignation”) is amended to provide that a director who experiences a change in his or her principal employment status, other than retirement, shall offer his or her resignation to the Board, and the Board shall promptly determine whether to accept or reject the resignation.

(v)	Paragraph 5 of Article 3 (“Regular Meetings”) is amended to provide that the directors who are “independent” within the meaning of applicable standards of the Nasdaq Stock Market, Inc. shall meet in separate executive sessions without the presence of non-independent directors at least twice each year. These sessions may, but need not, be scheduled to coincide with the dates of regular Board meetings.

(vi)	Paragraph 10 of Article 3 (“Chairman of the Board”) is amended to provide that the Board shall annually elect a director to be Chairman, the Board may remove the director from the position of Chairman at any time, the Board shall fill any vacancy in the position of Chairman at such time and in such manner as the Board shall determine, the Chairman shall lead the Board in fulfilling its responsibilities, the Chairman shall have such other powers as the Board may designate, the Chairman shall have the power to engage outside professionals to provide services to the Board, and the Chairman shall, when present, preside over and set the agenda for meetings of the Board. This paragraph provides that, in the absence of the Chairman, the Board shall delegate to another director the responsibility of acting as chairman of the meeting. This paragraph further provides that the Board may elect a director to serve as Vice Chairman with such powers as the Board may designate, and the Board may remove that director from the position of Vice Chairman at any time without cause.

(vii)	Paragraph 4 of Article 5 (“Chief Executive Officer”) is amended to provide that the Chief Executive Officer’s responsibility for the management of the Company shall be subject to the direction and control of the Board.

A copy of the Second Amended and Restated By-laws of the Company is attached as Exhibit 3.1 hereto.

Section 8 – Other Events

Item 8.01 Other Events.

On December 19, 2006, the Company issued a press release regarding its recent corporate governance changes. A copy of the press release is attached as Exhibit 99.1 hereto.

On December 16, 2006, the Board of Directors of the Company resolved to adopt the Stock Ownership Guidelines for Non-Executive Board Members and the Stock Ownership Guidelines for Executives. These Guidelines are attached as Exhibit 99.2 and Exhibit 99.3 hereto, respectively.

On December 16, 2006, the Board of Directors of the Company resolved to establish a Strategy and Growth Committee and to appoint Camillo M. Santomero III, James D. Cirar and Robert N. Tidball as members of that committee. The Board appointed James D. Cirar as Chairman of the Strategy and Growth Committee. Mr. Cirar resigned as a member and Chairman of the Nominating and Governance Committee. In his place, the Board appointed Thomas M. Fitzpatrick as Chairman of the Nominating and Corporate Governance Committee and Robert N. Tidball as a member of that Committee.

On December 16, 2006, the Board of Directors of the Company approved several increases in director compensation. The annual retainer for each director increased from $25,000 to $30,000 per year. The annual fee for the Committee Chairmen (other than the Audit Committee Chairman) increased from $3,000 to $5,000 per year. The fee for attending each Compensation Committee meeting increased from $750 to $1,000. Finally, the annual restricted stock award increased from $25,000 to $45,000 per director.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1	Second Amended and Restated By-laws of FreightCar America, Inc.

Exhibit 10.1	Form of Letter of Resignation

Exhibit 10.2	First Amendment to the FreightCar America, Inc. 2005 Long Term Incentive Plan

Exhibit 99.1	Press Release of FreightCar America, Inc.

Exhibit 99.2	Stock Ownership Guidelines for Non-Executive Board Members of FreightCar America, Inc.

Exhibit 99.3	Stock Ownership Guidelines for Executives of FreightCar America, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FreightCar America, Inc.

Date: December 19, 2006	By:	/s/ Kevin P. Bagby
	Name:	Kevin P. Bagby
	Title:	Vice President, Finance, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 3.1	Second Amended and Restated By-laws of FreightCar America, Inc.

Exhibit 10.1	Form of Letter of Resignation

Exhibit 10.2	First Amendment to the FreightCar America, Inc. 2005 Long Term Incentive Plan

Exhibit 99.1	Press Release of FreightCar America, Inc.

Exhibit 99.2	Stock Ownership Guidelines for Non-Executive Board Members of FreightCar America, Inc.

Exhibit 99.3	Stock Ownership Guidelines for Executives of FreightCar America, Inc.